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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date OF Earliest event reported):  September 30, 1998

                              ERLY INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)


    California                 1-7894                           95-2312900
(State or Other        (Commission File Number)               (IRS Employer
 Jurisdiction of                                            Identification No.)
 Incorporation)


  10900 Wilshire Boulevard, #1800                        90024
     Los Angeles, California                          (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (213) 879-1480

                                      None

         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

     Attached and incorporated by reference as Exhibit 99 to this report on Form 8-K is the press release, dated October 1, 1998, of ERLY Industries Inc. (the "Company") announcing the election of Nanette N. Kelley as Chairman, President and Chief Executive Officer of the Company.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:

Exhibit No.                    Description
-----------                    -----------

99                 Press Release of ERLY Industries Inc. dated October 1,
                   1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         ERLY INDUSTRIES INC.



Date:  October 1, 1998    By: /s/ Nanette N. Kelley
                             _______________________________________________
                              Nanette N. Kelley
                              Chairman, President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                    Description
-----------                    -----------

     99                        Press Release of ERLY Industries Inc. dated
                               October 1, 1998.

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